Joint Filer Information

Name: Double Black Diamond Offshore Ltd.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: EPL Oil & Gas, Inc.

Date of Event Requiring Statement: March 19, 2013

Signature:

DOUBLE BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Black Diamond Offshore Ltd.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: EPL Oil & Gas, Inc.

Date of Event Requiring Statement: March 19, 2013

Signature:

BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Double Black Diamond, L.P.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: EPL Oil & Gas, Inc.

Date of Event Requiring Statement: March 19, 2013

Signature:

DOUBLE BLACK DIAMOND, L.P.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Double Black Diamond Intermediate Ltd.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: EPL Oil & Gas, Inc.

Date of Event Requiring Statement: March 19, 2013

Signature:

DOUBLE BLACK DIAMOND INTERMEDIATE LTD.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Asgard Investment Corp.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: EPL Oil & Gas, Inc.

Date of Event Requiring Statement: March 19, 2013

Signature:

ASGARD INVESTMENT CORP.

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Asgard Investment Corp. II

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: EPL Oil & Gas, Inc.

Date of Event Requiring Statement: March 19, 2013

Signature:

ASGARD INVESTMENT CORP. II

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Clint D. Carlson

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: EPL Oil & Gas, Inc.

Date of Event Requiring Statement: March 19, 2013

Signature:

/s/ Clint D. Carlson

Clint D. Carlson